Exhibit 10.21
Indemnification Agreements
The following current directors of NuPathe Inc. are each a party to an Indemnification Agreement with NuPathe Inc. consistent in all material respects with the Form of Indemnification Agreement which is filed as Exhibit 10.20 to Amendment No. 2 to NuPathe Inc.’s Registration Statement on Form S-1 filed July 9, 2010.
Michael Cola
Jeanne Cunicelli
Michael C. Diem, MD
Jane H. Hollingsworth
Richard S. Kollender
Gary J. Kurtzman, MD
Robert P. Roche, Jr.
Wayne P. Yetter